UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2019

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	000-23329	56-1928817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Southport Drive
Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

(919) 468-0399

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	CTHR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Charles & Colvard, Ltd. (the “Company”) held its Annual Meeting of Shareholders on November 21, 2019 (the “Annual Meeting”). The shareholders considered four proposals, each of which is described in more detail in the definitive proxy statement for the Company’s 2019 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on October 4, 2019 (the “Proxy Statement”).

Proposal 1: To elect five nominees described in the Proxy Statement to the Company’s Board of Directors. The votes were cast as follows:

	For	Withheld	Broker Non-Votes
Anne M. Butler	14,012,378	1,040,463	9,218,265
Benedetta Casamento	13,661,103	1,391,738	9,218,265
Neal I. Goldman	13,571,876	1,480,965	9,218,265
Suzanne Miglucci	14,117,494	935,347	9,218,265
Ollin B. Sykes	13,596,835	1,456,006	9,218,265

All director nominees were duly elected.

Proposal 2: To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020. The votes were cast as follows:

For	Against	Abstain
24,064,985	45,871	160,216

Proposal 2 was approved.

Proposal 3: To vote, on an advisory (nonbinding) basis, to approve executive compensation. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
12,977,362	2,009,947	65,378	9,218,419

Proposal 3 was approved.

Proposal 4: To vote, on an advisory (nonbinding) basis, on the frequency of future advisory votes to approve executive compensation. The votes were cast as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
11,604,857	91,825	3,304,683	49,379	9,220,362

Proposal 4 was approved for “One Year.”

Based on the results set forth in Proposal 4 above, and consistent with the previous recommendation of the Board of Directors of the Company, the Board of Directors determined on November 21, 2019 that the Company will hold an advisory (nonbinding) vote to approve executive compensation every year until the next required advisory (nonbinding) vote on the frequency of future shareholder advisory votes to approve executive compensation occurs.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

November 21, 2019	By:	/s/ Clint J. Pete
Clint J. Pete
Chief Financial Officer